                          Van Kampen American Capital


                                 COMSTOCK FUND

================================================================================

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1997

                                [PHOTO OF MAN]
          ---- A Wealth of Knowledge . A Knowledge of Wealth/SM/----


                          VAN KAMPEN AMERICAN CAPITAL

================================================================================

                               Table of Contents

Letter to Shareholders.....................................................   1
Performance Results........................................................   3
Portfolio Highlights.......................................................   4
Portfolio Management Review................................................   5
Portfolio of Investments...................................................   8
Statement of Assets and Liabilities........................................  13
Statement of Operations....................................................  14
Statement of Changes in Net Assets.........................................  15
Financial Highlights.......................................................  16
Notes to Financial Statements..............................................  19

COM SAR 8/97

                            Letter to Shareholders

[PHOTO]
Dennis J. McDonnell and Don G. Powell



July 24, 1997

Dear Shareholder,

     As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., a world leader in asset management. Earlier this year, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip
N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.

     One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.

     We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your protfolio's asset allocation.

Economic Overview

     Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.

     Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.

     In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in
                                                           Continued on page two
short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

Market Overview

     With a solid underpinning of record profits, strong economic growth, and low inflation, the U.S. equity market continued its torrid performance during the first half of 1997. For a brief time this spring, however, investors worried that growth was too robust and that higher interest rates were on the way. Those fears pushed stock prices lower by about 10 percent over a one-month period beginning in mid-March.

     By mid-April, signs that the economy was cooling began to emerge, and stocks skyrocketed to a series of record highs. The Wilshire 5000 Index of all publicly traded domestic companies gained 16.65 percent during the first six months of the year and increased by 25.95 percent over the 12 months through June 30. Low inflation allowed the market's price/earnings multiple to remain high, while strong growth in corporate profits provided solid support for stock prices.

     Within the equity market, most of the gains were generated by large-capitalization stocks. The Russell 1000 Index of large companies gained 17.57 percent over the six months through June 30, almost double the return of the Russell 2000 Index of small-capitalization companies. Consumer non-cyclicals such as beverages and pharmaceuticals were among the top-performing industry groups, although the rally broadened by the end of June to include sectors that had previously been laggards, including cyclicals and small-company stocks.

Outlook

     We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the relatively sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility.

     We believe that equities should continue to do well given the likely continuation of the moderate-growth, low-inflation environment. We are concerned, however, that the lengthy series of record highs in the U.S. stock market is creating unreasonable expectations among some investors. Valuations are extended and investment sentiment is exceptionally optimistic. Under such circumstances, a mild correction would not be unusual.

     We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our fund shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/                                                /s/
Don G. Powell                                      Dennis J. McDonnell
Chairman                                           President
Van Kampen American Capital                        Van Kampen American Capital
Asset Management, Inc.                             Asset Management, Inc.

            Performance Results for the Period Ended June 30, 1997

                   Van Kampen American Capital Comstock Fund

                                              A Shares   B Shares   C Shares

Total Returns
Six-month total return based on NAV/1/            12.18%     11.67%     11.60%
Six-month total return/2/                          5.74%      6.67%     10.60%
One-year total return/2/                          17.43%     18.55%     22.48%
Five-year average annual total return/2/          15.21%       N/A        N/A
Ten-year average annual total return/2/           11.44%       N/A        N/A
Life-of-Fund average annual total return/2/       12.32%     15.69%     16.76%
Commencement Date                              10/07/68   10/19/92   10/26/93

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The types of securities in which the Fund invests may be subject to special risks including currency exchange, rate fluctuations, and political and economic instability.

Market forecasts provided in this report may not necessarily come to pass.

                             Portfolio Highlights

                   Van Kampen American Capital Comstock Fund

           Top Ten Holdings as a Percentage of Long-Term Investments

                                                           As of                 As of
                                                      June 30, 1997       December 31, 1996
Tele-Communications International, Inc...........         3.5%  .......          3.4%
WMX Technologies, Inc............................         3.2%  .......          4.1%
U.S. Treasury Bonds..............................         2.9%  .......          N/A
Time Warner, Inc.................................         2.3%  .......          2.8%
Texas Utilities Co...............................         2.3%  .......          0.9%
U.S. Treasury Notes..............................         2.2%  .......          N/A
Aetna, Inc.......................................         1.9%  .......          2.0%
Philip Morris Cos., Inc..........................         1.9%  .......          4.8%
Houston Industries, Inc..........................         1.8%  .......          1.0%
Duke Energy Corp.................................         1.8%  .......          N/A

N/A = Not Applicable


Top Five Portfolio Sectors as a Percentage of Long-Term Investments

As of June 30, 1997                        As of December 31, 1996
Utilities...................     21%       Utilities................     19%
Finance.....................     12%       Finance..................     16%
Energy......................     11%       Consumer Non-Durables....     12%
Consumer Non-Durables.......      9%       Energy...................     12%
Producer Manufacturing......      8%       Producer Manufacturing...      9%

                          Portfolio Management Review

                   Van Kampen American Capital Comstock Fund

We recently spoke to the management team of the Van Kampen American Capital Comstock Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by B. Robert Baker, Jr., portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1997.

Q    What factors influenced the market during the past six months?

A The rare combination of moderate economic growth and historically low inflation provided a nearly ideal environment for equity investments and drove the stock market to new heights. The economy grew at a remarkably strong pace in the first quarter of the year, which caused investors to worry that inflation might become a problem. This concern increased volatility in stock prices and precipitated a month-long market correction in mid-March that wiped out all year-to-date gains.

     Stocks rebounded quickly after economic data was released in April showing negligible inflation and hints of a slowdown in growth. In May, the Dow Jones Industrial Average rallied to record-breaking heights and recouped its losses. Overall, large, well-established companies weathered the past six months better than their smaller competitors. The reporting period ended on a positive note, as stocks continued to surge ahead through the end of June.

Q Given this environment, what was your strategy in seeking to meet the Fund's objective?

A We use what is known as a "bottom up" stock selection process. This means we evaluate stocks one by one and make purchases wherever we find a good opportunity, rather than maintaining defined sector allocations. However, we do make sure that the portfolio is broadly diversified, with investments across many sectors.

     More specifically, we maintained our core investment philosophy, which is to concentrate on undervalued stocks that have the potential for future appreciation. To do this, we look for companies with stock prices that we believe are low compared to their intrinsic worth or future potential--companies that are temporarily out of favor in the marketplace. Then, we try to identify factors that might move the stock from being undervalued to being fairly valued. This catalyst could come from within the company in the form of new management, expected improvements in operations, restructuring, or reorganization. Or, the catalyst could be an external factor, such as improving industry conditions or a regulatory change. When we find a company that is undervalued and has an identifiable catalyst, we consider purchasing the security.

Q What sectors and securities contributed to the Fund's performance during the period?

A We were relatively underweighted in technology, but our holdings in this sector performed very well, including Compaq Computer Corp. and Dell
Computer Corp. In addition, health care (Schering Plough Corp., Aetna, Inc.), consumer distribution (Pier 1 Imports, Inc., Dayton

Hudson Corp.), and producer manufacturing companies (Caterpillar, Inc., Ingersoll Rand Co.) produced winners. We underweighted the financial sector because we believe it is overvalued, but holdings such as American Bankers Insurance Group, Travelers Group, Inc., and AMBAC, Inc. have performed well.
     One holding that illustrates our value investment philosophy is Tele-Communications, Inc. (TCI), a cable television operator. Last year, TCI's subscriber growth was on the decline while there were concerns about competition, and the stock became undervalued. Currently, there are several catalysts that could potentially move the stock price up to its fair value: renewed subscriber growth is expected later in the year, satellites are no longer considered an imminent threat, and a new chief executive officer is focused on improving cash flows and paying off debt. The stock price has been on the rise since April, and we've made TCI one of the Fund's largest holdings.

Q    What factors worked against the Fund?
A The primary factor was simply the market environment. Because of nearly perfect stock market conditions, the valuations of large, high-quality growth companies have reached levels not seen since the "nifty fifty" days of the early 1970s. In this highly charged environment, it is extremely difficult for our investment approach, which focuses on traditional valuation measures of stock selection, to keep pace. During the reporting period, the stock market was strongly biased toward large-cap growth stocks, which currently have valuations too high to meet our criteria for purchase.
     In addition, a large portion of the portfolio was concentrated in electric utilities. We began to purchase these securities when they became very inexpensive, due to concerns about industry deregulation and increased competition. Since then, they have lost a bit more of their value, which has hindered the Fund's performance. In keeping with our long-term perspective, we've held on to a number of these stocks because we believe they are positioned to appreciate to their fair value. In fact, Texas Utilities Co., OGE Energy Corp., and Illinova Corp. moved upward in June.
     Although we recently reduced our position in WMX Technologies, Inc., it has been a drag on the Fund's performance this year. The company is in the process of restructuring and in the midst of a search for a new chief executive officer. We have kept the stock in the portfolio because we believe that WMX Technologies is relatively undervalued and its price could increase when the management issues are resolved. For additional Fund performance highlights, please refer to page four.

Q    How did the Fund perform over the past six months?
A The Fund achieved a six-month total return of 12.18 percent/1/ (Class A shares at net asset value) as of June 30, 1997. By comparison, the Standard
& Poor's 500-Stock Index returned 20.59 percent, and the Lipper Growth and Income Fund Index, which more closely resembles the Fund, returned 15.93 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund Index reflects the average performance of the largest growth and income funds.
     Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page three for additional Fund performance results.

Q    What is your outlook for the Fund for the remainder of the year?
A Currently, the stock market is basking in the best of all possible environments: low inflation, moderate economic growth, and solid corporate earnings. While we don't believe inflation is a serious concern, some warning signs are present, including strong job growth, high consumer confidence, and a mild upturn in wages. The recent rally in stock prices suggests that investors believe the Federal Reserve Board will successfully engineer a slowdown in growth without tipping the economy into a recession. However, volatility could remain high until then.
     As the stock market continues to climb, it becomes increasingly sensitive to changes in the economic environment--even minor events can trigger declines. And high stock prices often translate into high risk for investors, because expensive securities have farther to fall in a market downturn than low-priced stocks. In this environment, investments such as the Comstock Fund--which seeks out undervalued securities--may potentially reduce the impact of a stock market decline while participating in its advances.



/s/ Alan T. Sachtleben                 /s/ B. Robert Baker, Jr.
    Alan T. Sachtleben                     B. Robert Baker, Jr.
    Chief Investment Officer                  Portfolio Manager
    Equity Investments


                                             Please see footnotes on page three

                           Portfolio of Investments

                           June 30, 1997 (Unaudited)

-------------------------------------------------------------------------------

                                                        Number
Description                                           of Shares    Market Value
-------------------------------------------------------------------------------

Common Stocks 91.3%
Consumer Distribution 4.1%
Dayton Hudson Corp..................................    400,000    $ 21,275,000
Federated Department Stores, Inc. (a)...............    530,000      18,417,500
Kroger Co. (a)......................................    260,000       7,540,000
Pier 1 Imports, Inc.................................    464,400      12,306,600
                                                                   ------------
                                                                     59,539,100
                                                                   ------------
Consumer Durables 2.2%
Cooper Tire & Rubber Co.............................    200,000       4,400,000
Ford Motor Co.......................................    150,000       5,662,500
Masco Corp..........................................    120,000       5,010,000
Maytag Corp.........................................    350,000       9,143,750
Newell Co...........................................    213,000       8,440,125
                                                                   ------------
                                                                     32,656,375
                                                                   ------------
Consumer Non-Durables 8.6%
Dial Corp...........................................  1,163,700      18,182,813
First Brands Corp...................................    540,000      12,386,250
Fortune Brands, Inc.................................    400,000      14,925,000
Philip Morris Cos., Inc.............................    595,000      26,403,125
RJR Nabisco Holdings Corp...........................    660,000      21,780,000
Tambrands, Inc......................................    250,000      12,468,750
Tommy Hilfiger Corp. (a)............................    491,000      19,732,062
                                                                   ------------
                                                                    125,878,000
                                                                   ------------
Consumer Services 7.0%
Cox Communications, Inc., Class A (a)...............    200,000       4,800,000
International Game Technology.......................    640,000      11,360,000
Outback Steakhouse, Inc. (a)........................    168,000       4,063,500
Tele-Communications International, Inc.,
  Class A (a).......................................  3,300,000      49,087,500
Time Warner, Inc....................................    660,000      31,845,000
                                                                   ------------
                                                                    101,156,000
                                                                   ------------
Energy 10.6%
Amerada Hess Corp...................................    184,000      10,223,500
Amoco Corp..........................................    160,000      13,910,000
Atlantic Richfield Co...............................    100,000       7,050,000


                                              See Notes to Financial Statements

                           June 30, 1997 (Unaudited)

---------------------------------------------------------------------------
                                                    Number
Description                                        of Shares   Market Value
---------------------------------------------------------------------------
Energy -- (Continued)
British Petroleum PLC--ADR (United Kingdom)......    200,000  $ 14,975,000
Chevron Corp.....................................    160,000    11,830,000
Coastal Corp.....................................    110,000     5,850,625
Coflexip SA--ADR (France)........................    183,000     5,512,875
Duke Energy Corp.................................    490,000    24,532,303
ENI SPA--ADR (Italy).............................    174,000     9,831,000
Equitable Resources, Inc.........................    130,000     3,688,750
J. Ray McDermott SA (a)..........................    210,000     5,670,000
Pogo Producing Co................................     90,000     3,481,875
Santa Fe International Corp. (a).................    107,700     3,661,800
Total SA--ADR (France)...........................    133,821     6,581,250
Unocal Corp......................................    220,000     8,538,750
USX-Marathon Group...............................    250,000     7,218,750
YPF Sociedad Anonima--ADR (Argentina), Class D...    380,000    11,685,000
                                                               -----------
                                                               154,241,478
                                                               -----------
Finance 11.3%
AMBAC, Inc.......................................    206,000    15,733,250
American Bankers Insurance Group, Inc............    360,000    22,770,000
BA Securities Corp...............................    200,000    12,912,500
Bear Stearns Cos., Inc...........................    240,000     8,205,000
Chase Manhattan Corp.............................    100,000     9,706,250
CIGNA Corp.......................................     66,000    11,715,000
CMAC Investment Corp.............................    360,000    17,190,000
Conseco, Inc.....................................    340,000    12,580,000
Everest Reinsurance Holdings, Inc................    240,000     9,510,000
First Union Corp.................................    126,000    11,655,000
Hartford Life, Inc., Class A (a).................     45,300     1,698,750
Hertz Corp., Class A (a).........................     19,000       684,000
MBIA, Inc........................................     68,000     7,671,250
Nationwide Financial Services, Inc., Class A.....     60,500     1,607,031
Norwest Corp.....................................    140,000     7,875,000
PNC Bank Corp....................................    200,000     8,325,000
Travelers Group, Inc.............................     80,000     5,045,000
                                                               -----------
                                                               164,883,031
                                                               -----------

                                         See Notes to Financial Statements

                           June 30, 1997 (Unaudited)

----------------------------------------------------------------------------------------------------
                                                                           Number
Description                                                              of Shares      Market Value
----------------------------------------------------------------------------------------------------
Health Care 7.0%
Aetna, Inc.............................................................    265,800      $ 27,211,275
American Home Products Corp............................................    210,000        16,065,000
Lincare Holdings, Inc. (a).............................................    210,000         9,030,000
PacifiCare Health Systems, Class B (a).................................    382,000        24,400,250
Pharmacia & Upjohn, Inc................................................    245,000         8,513,750
Schering Plough Corp...................................................    340,000        16,277,500
                                                                                        ------------
                                                                                         101,497,775
                                                                                        ------------
Producer Manufacturing 8.0%
Bouygues Offshore SA--ADR (France).....................................    603,000         7,537,500
Caterpillar, Inc.......................................................    100,000        10,737,500
Cognex Corp. (a).......................................................    162,000         4,293,000
Ingersoll-Rand Co......................................................    290,000        17,907,500
ITT Corp. (a)..........................................................    180,000        10,991,250
LucasVarity PLC--ADR (United Kingdom)..................................    420,000        14,542,500
Stewart & Stevenson Services, Inc......................................    180,000         4,680,000
WMX Technologies, Inc..................................................  1,410,000        45,296,250
                                                                                        ------------
                                                                                         115,985,500
                                                                                        ------------
Raw Materials/Processing Industries 6.3%
Bethlehem Steel Corp. (a)..............................................    560,000         5,845,000
Boise Cascade Corp.....................................................    540,000        19,068,750
Bowater, Inc...........................................................     94,000         4,347,500
British Steel PLC--ADR (United Kingdom)................................    550,000        13,887,500
Dow Chemical Co........................................................     66,000         5,750,250
Georgia Pacific Corp...................................................     80,000         6,830,000
Imperial Chemical Industries PLC--ADR (United Kingdom).................    190,000        10,806,250
Lyondell Petrochemical Co..............................................    120,000         2,617,500
USX-U.S. Steel, Inc....................................................    200,000         7,012,500
Weyerhaeuser Co........................................................    200,000        10,400,000
Willamette Industries, Inc.............................................     76,000         5,320,000
                                                                                        ------------
                                                                                          91,885,250
                                                                                        ------------
Technology 5.3%
Avnet, Inc.............................................................    110,000         6,325,000
BMC Software, Inc. (a).................................................    100,000         5,537,500


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)

------------------------------------------------------------------------------------------------------------------
                                                                                             Number
Description                                                                               of Shares   Market Value
------------------------------------------------------------------------------------------------------------------
Technology - (Continued)
Compaq Computer Corp. (a)............................................................       213,000     21,140,250
Dell Computer Corp. (a)..............................................................        63,000      7,398,562
Gateway 2000, Inc. (a)...............................................................       148,000      4,800,750
Intel Corp...........................................................................        29,000      4,112,563
Nokia Corp.--ADR (Finland)...........................................................        68,000      5,015,000
Pitney Bowes, Inc....................................................................        52,000      3,614,000
Quantum Corp.........................................................................       232,000      4,712,500
SunGard Data Systems, Inc. (a).......................................................       310,000     14,415,000
                                                                                                        ----------
                                                                                                        77,071,125
                                                                                                        ----------
Transportation 0.8%
Canadian National Railway Co.........................................................       260,000     11,375,000
                                                                                                        ----------
Utilities 20.1%
Ameritech Corp.......................................................................       220,000     14,946,250
Baltimore Gas & Electric Co..........................................................       197,400      5,268,113
Bell Atlantic Corp...................................................................       220,000     16,692,500
Bellsouth Corp.......................................................................       320,000     14,840,000
Boston Edison Co.....................................................................       200,000      5,275,000
Carolina Power & Light Co............................................................       100,000      3,587,500
Cincinnati Bell, Inc.................................................................       140,000      4,410,000
CMS Energy Corp......................................................................       320,000     11,280,000
DPL, Inc.............................................................................       160,000      3,940,000
DQE, Inc.............................................................................        87,000      2,457,750
DTE Energy Co........................................................................       180,000      4,972,500
Edison International.................................................................       186,000      4,626,750
Entergy Corp.........................................................................       200,000      5,475,000
FPL Group, Inc.......................................................................       120,000      5,527,500
GPU, Inc.............................................................................       200,000      7,175,000
Houston Industries, Inc..............................................................     1,200,000     25,725,000
Idaho Power Co.......................................................................       350,000     10,981,250
Illinova Corp........................................................................       720,000     15,840,000
KU Energy Corp.......................................................................        92,000      3,139,500
Nipsco Industries, Inc...............................................................       100,000      4,131,250
OGE Energy Corp......................................................................       520,000     23,660,000

n

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)

-------------------------------------------------------------------------------------------------------------------
                                                                                            Number
Description                                                                               of Shares    Market Value
-------------------------------------------------------------------------------------------------------------------
Utilities - (Continued)
PacifiCorp................................................................................  400,000  $    8,800,000
Pinnacle West Capital Corp................................................................  580,000      17,436,250
Public Service Co. of New Mexico..........................................................  880,000      15,730,000
SBC Communications, Inc...................................................................  260,000      16,087,500
Sierra Pacific Resources..................................................................   92,000       2,944,000
Southwestern Public Service Co............................................................  150,000       5,896,875
Texas Utilities Co........................................................................  920,000      31,682,500
                                                                                                     --------------
                                                                                                        292,527,988
                                                                                                     --------------
Total Common Stocks................................................................................   1,328,696,622
                                                                                                     --------------
U.S. Treasury Securities 4.9%
U.S. Treasury Bonds ($40,000,000 par, 6.88% coupon, 08/15/2025 maturity)...........................      40,181,400
U.S. Treasury Notes ($30,000,000 par, 6.63% coupon, 05/15/2007 maturity)...........................      30,262,500
                                                                                                     --------------
Total U.S. Treasury Securities.....................................................................      70,443,900
                                                                                                     --------------
Total Long-Term Investments 96.2% (Cost $1,190,417,917)............................................   1,399,140,522
                                                                                                     --------------
Short-Term Investments 5.6%
Prudential Funding Corp. ($34,875,000 par, yielding 6.03%,
  07/01/97 maturity)...............................................................................      34,869,158
Federal Home Loan Bank ($10,000,000 par, yielding 5.42%, 08/11/97 maturity)........................       9,938,167
Federal Home Loan Bank ($17,320,000 par, yielding 5.33%, 07/11/97 maturity)........................      17,292,428
Federal Home Loan Mortgage Corp. Discount Notes ($20,000,000 par, yielding 5.52%,
  09/16/97 maturity)...............................................................................      19,769,000
                                                                                                     --------------
Total Short-Term Investments (Cost $81,864,019)....................................................      81,868,753
                                                                                                     --------------
Total Investments 101.8% (Cost $1,272,281,936).....................................................   1,481,009,275
Liabilities in Excess of Other Assets (1.8%).......................................................     (25,719,190)
                                                                                                     --------------
Net Assets 100.0%..................................................................................  $1,455,290,085
                                                                                                     ==============

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      Statement of Assets and Liabilities

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
Total Investments (Cost $1,272,281,936).......................  $1,481,009,275
Cash..........................................................           6,367
Receivables:
  Fund Shares Sold............................................       4,609,231
  Dividends...................................................       3,498,575
  Investments Sold............................................       1,345,393
  Interest....................................................       1,286,988
Other.........................................................          11,505
                                                                --------------
     Total Assets.............................................   1,491,767,334
                                                                --------------
Liabilities:
Payables:
  Investments Purchased.......................................      29,096,634
  Fund Shares Repurchased.....................................       5,483,212
  Distributor and Affiliates..................................         738,571
  Investment Advisory Fee.....................................         579,705
  Income Distributions........................................         261,038
Accrued Expenses..............................................         184,139
Deferred Compensation and Retirement Plans....................         133,950
                                                                --------------
     Total Liabilities........................................      36,477,249
                                                                --------------
Net Assets....................................................  $1,455,290,085
                                                                ==============
Net Assets Consist of:
Capital.......................................................  $1,151,391,427
Net Unrealized Appreciation...................................     208,727,339
Accumulated Net Realized Gain.................................      92,729,899
Accumulated Undistributed Net Investment Income...............       2,441,420
                                                                --------------
Net Assets....................................................  $1,455,290,085
                                                                ==============
Maximum Offering Price Per Share:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,350,422,253 and 84,622,102 shares of
    beneficial interest issued and outstanding)...............  $        15.96
    Maximum sales charge (5.75%* of offering price)...........             .97
                                                                --------------
    Maximum offering price to public..........................  $        16.93
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $96,905,279 and 6,070,096 shares of
    beneficial interest issued and outstanding)...............  $        15.96
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,962,553 and 498,792 shares of
    beneficial interest issued and outstanding)...............  $        15.96
                                                                ==============


*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
Dividends...............................................................   $ 16,019,715
Interest................................................................      2,442,926
                                                                           ------------
     Total Income.......................................................     18,462,641
                                                                           ------------
Expenses:
Investment Advisory Fee.................................................      3,306,369
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $1,277,511, $468,779 and $38,545, respectively)....................      1,784,835
Shareholder Services....................................................      1,174,391
Legal...................................................................         35,652
Trustees Fees and Expenses..............................................         15,121
Custody.................................................................         11,637
Other...................................................................        352,360
                                                                           ------------
     Total Expenses.....................................................      6,680,365
                                                                           ------------
Net Investment Income...................................................   $ 11,782,276
                                                                           ============
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments...........................................................   $ 96,107,794
  Futures...............................................................        337,375
                                                                           ------------
Net Realized Gain.......................................................     96,445,169
                                                                           ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...............................................    158,588,134
  End of the Period:
     Investments........................................................    208,727,339
                                                                           ------------
Net Unrealized Appreciation During the Period...........................     50,139,205
                                                                           ------------
Net Realized and Unrealized Gain........................................   $146,584,374
                                                                           ============
Net Increase in Net Assets From Operations..............................   $158,366,650
                                                                           ============

                                      14       See Notes to Financial Statements

                      Statement of Changes in Net Assets

                  For the Six Months Ended June 30, 1997 and
                 the Year Ended December 31, 1996 (Unaudited)

---------------------------------------------------------------------------------------------
                                                          Six Months Ended         Year Ended
                                                             June 30, 1997  December 31, 1996
---------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income...................................    $   11,782,276     $   20,313,852
Net Realized Gain.......................................        96,445,169        204,739,541
Net Unrealized Appreciation During the Period...........        50,139,205         21,808,664
                                                            --------------     --------------
Change in Net Assets from Operations....................       158,366,650        246,862,057
                                                            --------------     --------------
Distributions from Net Investment Income:
  Class A Shares........................................       (10,446,610)       (18,934,633)
  Class B Shares........................................          (373,580)          (516,251)
  Class C Shares........................................           (30,027)           (40,627)
                                                            --------------     --------------
                                                               (10,850,217)       (19,491,511)
                                                            --------------     --------------
Distributions from Net Realized Gain:
  Class A Shares........................................       (37,664,251)      (190,609,218)
  Class B Shares........................................        (2,489,424)       (10,864,407)
  Class C Shares........................................          (196,390)          (831,362)
                                                            --------------     --------------
                                                               (40,350,065)      (202,304,987)
                                                            --------------     --------------
     Total Distributions................................       (51,200,282)      (221,796,498)
                                                            --------------     --------------
Net Change in Net Assets from
  Investment Activities.................................       107,166,368         25,065,559
                                                            --------------     --------------
From Capital Transactions:
Proceeds from Shares Sold...............................       383,679,161        870,144,817
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..........................................        47,152,482        203,868,215
Cost of Shares Repurchased..............................      (404,774,963)      (897,713,361)
                                                            --------------     --------------
Net Change in Net Assets from
  Capital Transactions..................................        26,056,680        176,299,671
                                                            --------------     --------------
Total Increase in Net Assets............................       133,223,048        201,365,230
Net Assets:
Beginning of the Period.................................     1,322,067,037      1,120,701,807
                                                            --------------     --------------
End of the Period (Including accumulated undistributed
  net investment income of $2,441,420 and
  $1,509,361, respectively).............................    $1,455,290,085     $1,322,067,037
                                                            ==============     ==============

                                       15      See Notes to Financial Statements

                             Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended December 31
                                                               Six Months Ended       -------------------------------------------
Class A Shares                                                    June 30, 1997           1996        1995       1994        1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................           $ 14.785       $  14.54    $  12.40    $ 16.38     $ 17.30
                                                                       --------       --------    --------    -------     -------
  Net Investment Income.....................................               .136           .264         .26        .31         .32
  Net Realized and Unrealized Gain/Loss.....................              1.616          2.828      4.1125       (.92)       1.18
                                                                       --------       --------    --------    -------     -------
Total from Investment Operations............................              1.752          3.092      4.3725       (.61)       1.50
                                                                       --------       --------    --------    -------     -------
Less:
  Distributions from and in Excess of
    Net Investment Income...................................               .125           .255         .27      .3225       .2975
  Distributions from Net Realized Gain......................               .454          2.592      1.9625     3.0475      2.1225
                                                                       --------       --------    --------    -------     -------
Total Distributions.........................................               .579          2.847      2.2325       3.37        2.42
                                                                       --------       --------    --------    -------     -------
Net Asset Value, End of the Period..........................           $ 15.958       $ 14.785    $  14.54    $ 12.40     $ 16.38
                                                                       ========       ========    ========    =======     =======
Total Return (a)............................................             12.18%*        22.34%      36.16%     (3.67%)      9.09%
Net Assets at End of the Period
  (In millions).............................................           $1,350.4       $1,240.9    $1,071.4    $ 871.6     $ 980.4
Ratio of Expenses to
  Average Net Assets (b)....................................               .92%          1.00%        .96%      1.01%        .96%
Ratio of Net Investment Income to
  Average Net Assets (b)....................................              1.79%          1.71%       1.82%      1.93%       1.82%
Portfolio Turnover..........................................                63%*          176%        151%       136%         50%
Average Commission Paid Per
  Equity Share Traded (c)...................................           $  .0600       $  .0598          --         --          --

* Non-Annualized
(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.
(c) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                               See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

----------------------------------------------------------------------------------------------------
                                                                    Year Ended December 31
                                  Six Months Ended      --------------------------------------------
Class B Shares                       June 30, 1997        1996        1995        1994      1993 (a)
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....  $14.802      $ 14.56     $ 12.42     $ 16.40     $ 17.30
                                           -------      -------     -------     -------     -------
  Net Investment Income..................     .066         .144         .14         .16         .18
  Net Realized and Unrealized
    Gain/Loss............................    1.615        2.825      4.1125       (.905)      1.192
                                           -------      -------     -------     -------     -------
Total from Investment Operations.........    1.681        2.969      4.2525       (.745)      1.372
                                           -------      -------     -------     -------     -------

Less:
  Distributions from and in Excess of
    Net Investment Income................     .065         .135         .15       .1875       .1495
  Distributions from Net Realized Gain...     .454        2.592      1.9625      3.0475      2.1225
                                           -------      -------     -------     -------     -------
Total Distributions......................     .519        2.727      2.1125       3.235       2.272
                                           -------      -------     -------     -------     -------
Net Asset Value, End of the Period.......  $15.964      $14.802     $ 14.56     $ 12.42     $ 16.40
                                           =======      =======     =======     =======     =======
Total Return (b).........................    11.67%*      21.39%      34.99%      (4.41%)      8.25%
Net Assets at End of the
  Period (In millions)...................  $  96.9      $  75.4     $  45.2     $  22.0     $  13.9
Ratio of Expenses to
  Average Net Assets (c).................     1.84%        1.80%       1.79%       1.84%       1.76%
Ratio of Net Investment Income to
  Average Net Assets (c).................      .89%         .91%        .96%       1.12%       1.04%
Portfolio Turnover.......................       63%*        176%        151%        136%         50%
Average Commission Paid Per
  Equity Share Traded (d)................  $ .0600      $ .0598          --          --          --


*Non-Annualized
(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(d) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


                                      17       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                        October 26, 1993
                                          Six Months                                       (Commencement
                                               Ended       Year Ended December 31       of Distribution)
                                            June 30,      ------------------------       to December 31,
Class C Shares                                  1997      1996      1995  1994 (a)              1993 (a)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..  $ 14.805   $ 14.56   $ 12.41   $ 16.39               $ 18.16
                                            --------   -------   -------   -------               -------
   Net Investment Income..................      .065      .151       .15       .18                   .02
   Net Realized and Unrealized
     Gain/Loss............................     1.613     2.821    4.1125     (.925)                .1425
                                            --------   -------   -------   -------               -------
   Total from Investment Operations.......     1.678     2.972    4.2625     (.745)                .1625
                                            --------   -------   -------   -------               -------
Less:
   Distributions from and in Excess of
     Net Investment Income................      .065      .135       .15     .1875                  .065
   Distributions from Net Realized Gain...      .454     2.592    1.9625    3.0475                1.8675
                                            --------   -------   -------   -------               -------
Total Distributions.......................      .519     2.727    2.1125     3.235                1.9325
                                            --------   -------   -------   -------               -------
Net Asset Value, End of the Period........  $ 15.964   $14.805   $ 14.56   $ 12.41               $ 16.39
                                            ========   =======   =======   =======               =======
Total Return (b)..........................    11.60%*   21.38%    35.11%    (4.43%)                1.11%*
Net Assets at End of the Period
  (In millions)...........................  $    8.0   $   5.8   $   4.1   $   2.3               $   0.5
Ratio of Expenses to
  Average Net Assets (c)..................     1.88%     1.80%     1.79%     1.85%                 1.93%
Ratio of Net Investment Income to
  Average Net Assets (c)..................      .85%      .92%      .97%     1.15%                  .78%
Portfolio Turnover........................       63%*     176%      151%      136%                   50%
Average Commission Paid Per
  Equity Share Traded (d).................  $  .0600   $ .0598        --        --                    --

*Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.
(d) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                               See Notes to Financial Statements

                         Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies
Van Kampen American Capital Comstock Fund (the "Fund") is organized as a Delaware business trust and is registered as a diversified open-end investment management company under the Investment Company Act of 1940, as amended. The Fund's investment objective is capital growth and income through investments in common and preferred stock, and debt securities convertible into common and preferred stock. The Fund commenced investment operations on October 7, 1968. The distribution of the Fund's Class B and Class C shares commenced on October 19, 1992 and October 26, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1997, there were no when issued or delayed delivery purchase commitments.
     The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser")or its affili-

                           June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
ates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount is amortized over the life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

     At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $1,273,959,820, the aggregate gross unrealized appreciation is $221,434,944 and the aggregate gross unrealized depreciation is $14,385,489, resulting in net unrealized appreciation of $207,049,455.

E. Distribution of Income and Gains-The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

Average Net Assets                    % Per Annum
-------------------------------------------------
First $1 billion......................  .50 of 1%
Next $1 billion.......................  .45 of 1%
Next $1 billion.......................  .40 of 1%
Over $3 billion.......................  .35 of 1%

                           June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
  For the six months ended June 30, 1997, the Fund recognized expenses of approximately $35,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the six months ended June 30, 1997, the Fund recognized expenses of approximately $99,700 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $869,100, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500.

                           June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
3. Capital Transactions
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
  At June 30, 1997, capital aggregated $1,052,354,889, $91,439,757 and
$7,596,781 for Classes A, B, and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                          Shares            Value
-------------------------------------------------------------------------------
Sales:
  Class A...........................    23,355,012      $ 352,368,914
  Class B...........................     1,776,930         26,783,929
  Class C...........................       296,616          4,526,318
                                       -----------      -------------
Total Sales.........................    25,428,558      $ 383,679,161
                                       ===========      =============

Dividend Reinvestment:
  Class A...........................     2,960,013      $  44,302,092
  Class B...........................       176,827          2,641,944
  Class C...........................        13,958            208,446
                                       -----------      -------------
Total Dividend Reinvestment.........     3,150,798      $  47,152,482
                                       ===========      =============

Repurchases:
  Class A...........................   (25,621,525)     $(387,072,039)
  Class B...........................      (974,666)       (14,595,594)
  Class C...........................      (203,996)        (3,107,330)
                                       -----------      -------------
Total Repurchases...................   (26,800,187)     $(404,774,963)
                                       ===========      =============

                           June 30, 1997 (Unaudited)
------------------------------------------------------------------------------
     At December 31, 1996, capital aggregated $1,042,755,922, $76,609,478 and
$5,969,347 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                   Shares                Value
------------------------------------------------------------------------------
Sales:
  Class A................................      53,832,803        $ 828,392,481
  Class B................................       2,473,967           38,067,722
  Class C................................         241,811            3,684,614
                                              -----------        -------------
Total Sales..............................      56,548,581        $ 870,144,817
                                              ===========        =============

Dividend Reinvestment:
  Class A................................      13,289,272        $ 192,499,655
  Class B................................         730,321           10,558,446
  Class C................................          56,044              810,114
                                              -----------        -------------
Total Dividend Reinvestment..............      14,075,637        $ 203,868,215
                                              ===========        =============

Repurchases:
  Class A................................     (56,870,860)       $(876,361,190)
  Class B................................      (1,214,527)         (18,504,572)
  Class C................................        (186,167)          (2,847,599)
                                              -----------        -------------
Total Repurchases........................     (58,271,554)       $(897,713,361)
                                              ===========        =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
                                                           Contingent Deferred
                                                               Sales Charge
                                                           ---------------------
Year of Redemption                                         Class B       Class C
--------------------------------------------------------------------------------
First...................................................     5.00%        1.00%
Second..................................................     4.00%        None
Third...................................................     3.00%        None
Fourth..................................................     2.50%        None
Fifth...................................................     1.50%        None
Sixth and Thereafter....................................      None        None

     For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $117,300 and CDSC on redeemed shares of approximately $79,000. Sales charges do not represent expenses of the Fund.

4.   Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $829,017,230 and $846,708,591, respectively.

5.   Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.
     During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
     Transactions in futures contracts for the six months ended June 30, 1997, were as follows:

                                                                       Contracts
--------------------------------------------------------------------------------
Outstanding at December 31, 1996...................................           -0-
Futures Opened.....................................................          105
Futures Closed.....................................................         (105)
                                                                            -----
Outstanding at June 30, 1997.......................................           -0-
                                                                            =====

6.   Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $439,300.

               Funds Distributed by Van Kampen American Capital

GLOBAL AND
INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Aggressive Growth Fund
  Emerging Growth Fund
  Enterprise Fund
  Growth Fund
  Pace Fund
Growth & Income
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                         Results of Shareholder Votes

  A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 50,598,106 shares voted for the proposal, 1,413,442 shares voted against and 3,450,959 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 53,825,111 shares voted in his favor and 1,637,395 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 53,777,512 shares voted in his favor and 1,684,995 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 53,798,928 shares voted in her favor and 1,663,579 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 53,804,696 shares voted in his favor and 1,657,811 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 53,836,097 shares voted in his favor and 1,626,409 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 53,794,632 shares voted in his favor and 1,667,875 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 53,798,353 shares voted in his favor and 1,664,153 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 53,788,691 shares voted in his favor and 1,673,816 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 53,807,160 shares voted in his favor and 1,655,347 shares withheld. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 51,901,332 shares voted for the proposal, 593,089 shares voted against and 2,968,085 shares abstained.

                   Van Kampen American Capital Comstock Fund

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen*-Chairman

Officers
Dennis J. McDonnell*
  President
Ronald A. Nyberg*
  Vice President and Secretary
Edward C. Wood, III*
  Vice President and Chief Financial Officer
Curtis W. Morell*
  Vice President and Chief Accounting Officer
John L. Sullivan*
  Treasurer
Tanya M. Loden*
  Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
  Vice Presidents


Investment Adviser
Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor
Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent
ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian
State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants
Price Waterhouse LLP
1201 Louisiana
Houston, Texas 77002

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1997
     All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.



This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.

                                                     ----------------------
Van Kampen American Capital Distributors, Inc.       |     Bulk Rate      |
One Parkview Plaza                                   |    U.S. Postage    |
Oakbrook Terrace, Illinois 60181                     |        PAID        |
                                                     |     VAN KAMPEN     |
                                                     |  AMERICAN CAPITAL  |
                                                     ----------------------